UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2020
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
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DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02.....Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 26, 2020, Masimo Corporation (“Masimo”) appointed J. Todd Koning, age 48, as its Chief Accounting Officer. In this role, Mr. Koning will act as Masimo’s principal accounting officer.
J. Todd Koning has served as Masimo’s Senior Vice President of Financial Planning and Analysis since April 2018. From March 2016 to March 2018, Mr. Koning served as Vice President of International Finance for NuVasive, Inc. (Nasdaq: NUVA), a medical device company focused on the design, development and marketing of products for the surgical treatment of spine disorders. Prior to that time, from March 2014 to February 2016, he served as Vice President of Finance and Human Resources with Ellipse Technologies, a medical device company acquired by NuVasive in 2016. From May 2001 to March 2014, Mr. Koning served in various finance and accounting roles with Boston Scientific and Guidant Corporation, which was acquired by Boston Scientific in 2006. Mr. Koning received a B.S. in Engineering from Michigan State University and an M.B.A. from Purdue University.
In connection with Mr. Koning’s appointment as Masimo’s Chief Accounting Officer, Masimo did not: (1) enter into any material plan, contract or arrangement with Mr. Koning, (2) enter into any material amendment of any plan, contract or arrangement to which Mr. Koning was a party prior to his appointment as Masimo’s Chief Accounting Officer, or (3) grant any award or modify any award granted to Mr. Koning prior to his appointment as Masimo’s Chief Accounting Officer. Masimo has also entered into Masimo’s standard form Indemnity Agreement with Mr. Koning.
Mr. Koning does not have any family relationship with any director or executive officer of Masimo and has not been directly or indirectly involved in any transactions with Masimo. Mr. Koning was not selected to serve as Masimo’s Chief Accounting Officer pursuant to any arrangement or understanding with any person.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: October 29, 2020	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)